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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-49834, No. 333-61450, No. 333-58028 and No.
333-97459) of Genencor International, Inc. of our report dated January 31, 2003 relating to the consolidated financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
San Jose, California
March 24, 2003